Lazard World Dividend
& Income Fund, Inc.

Third Quarter Report

September 30, 2015

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the quarter ended September 30, 2015. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the third quarter of 2015, the Fund’s net asset value (“NAV”) performance underperformed its benchmark, the MSCI All Country World® Index (ACWI) (the “Index”). The performance for the since-inception time period was also below the benchmark. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2015)

For the third quarter of 2015, the Fund’s NAV returned -15.8%, underperforming the Index return of -9.5%. Over the year-to-date, the Fund’s NAV performance of -17.4% has underperformed the Index return of -7.0%. Due to this recent weak performance, the Fund’s NAV performance over longer time periods and since inception is also lagging the benchmark. The since inception annualized return is 4.2% versus 5.2% for the Index. Shares of LOR ended the third quarter of 2015 with a market price of $9.11, representing a 17.7% discount to the Fund’s NAV per share of $11.07.

The Fund’s net assets were $76.2 million as of September 30, 2015, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $96.1 million, representing a 20.8% leverage rate. This leverage rate is lower than that at the end of the second quarter of 2015 (23.2%), and below the maximum permitted leverage rate of 33 1/3%.

Within the world equity portfolio, stock selection within the Israeli telecom sector added value. However, stock selection within the materials, utilities and consumer discretionary sectors, and within the United States and the United Kingdom, detracted from performance for the quarter. An overweight exposure to Brazil also hurt returns.

Performance for the smaller, short duration1 emerging markets currency and debt portion of the Fund was weak in the third quarter and for the year-to-date, and has been a meaningful negative contributor to performance over the last few years. However, it has still contributed positively to performance since the Fund’s inception.

As of September 30, 2015, 81.1% of the Fund’s total leveraged assets consisted of world equities, 14.5% consisted of emerging market currency and debt instruments, and 4.4% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.50% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share is $0.07649, representing a distribution yield of 10.1% based on the Fund’s market price of $9.11 as of close of trading on the NYSE on September 30, 2015. It is currently estimated that, of the $0.68841 distributed per share for the year-to-date, $0.54729 may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio

(81.1% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Cisco, a US-based manufacturer of communication and information technology products; Vivendi, a French entertainment content company that provides digital and pay-television services, music, interactive entertainment, and mobile and fixed-line telecommunication services; and Huaneng Power International, a Chinese electric utility company.

As of September 30, 2015, 42.3% of these stocks were based in North America, 19.9% were based in continental Europe (not including the United Kingdom), 21.4% were from Asia (not including Japan) and Australia, 4.6% were based in Africa and the Middle East, 7.9% were from the United Kingdom, 3.1% were based in Latin America, and 0.8% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2015, were financials (32.1%), which includes banks, insurance companies, and financial services companies; and information technology (16.7%), which consists of companies involved in semiconductor production, semiconductor equipment, software and services, and technology hardware and equipment. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, materials, telecom services, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.9% as of September 30, 2015.

World Equity Markets Review

After rising fairly steadily during the past three years with few meaningful pullbacks, global stocks experienced significant volatility during the third quarter and lost nearly 10% in local currency terms. The ostensible trigger for the sell-off was the Chinese government’s decision to loosen its currency’s peg to the US dollar in mid-August, which fanned fears that the step was a desperate attempt to maintain fast growth in a slowing economy. However, the pullback may have simply been overdue for markets that, particularly in the developed world, have become relatively expensive, and where investor’s may have become complacent amid the extended low-volatility rally. The volatility may also signal a shift in market trends that have been very consistent in recent years. The Federal Reserve’s decision not to hike rates in mid-September further weighed on investor sentiment, as it was perceived as an indication that the Fed lacked confidence in the sustainability of the US recovery.

What Helped and What Hurt LOR

Stock selection in the telecom services sector contributed to performance in the third quarter. Shares of Bezeq, an Israeli telecom company, rose as the regulatory environment became more favorable, the wholesale reform continued without adverse effects and as speculation increased that the company would be allowed to end the structural separation of its businesses. Also during the period there were reports that two of the other operators in the industry were considering consolidation. We continue to like Bezeq due to its strong position in the fixed line business, growth opportunities in satellite and internet, attractive valuation and dividend yield. Additionally, we believe the regulatory and political concerns surrounding the company are exaggerated.

In contrast, stock selection in the materials sector detracted from performance in the third quarter. Shares of Tronox, a titanium dioxide producer, fell after earnings results and guidance disappointed. Titanium dioxide pricing remained weak, but management noted that even without a recovery in prices they could maintain the dividend through next year. Stock selection in the consumer staples sector also hurt performance. Shares of Natura Cosmeticos, a producer of cosmetics, declined along with the broad Brazilian market on economic growth concerns and the country’s loss of its

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

investment grade credit rating. During the period the company’s prior quarter profits came in below expectations, but sales exceeded expectations. We like Natura Cosmeticos on their dominant market share, financial productivity, valuation and dividend yield. Other performance detractors included stock selection within the utilities and consumer discretionary sectors as well as an overweight exposure to Brazil.

Emerging Market Currency and Debt Portfolio

(14.5% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of September 30, 2015, this portfolio consisted of forward currency contracts (57.1%) and sovereign debt obligations (42.9%). The average duration of the emerging market currency and debt portfolio increased relative to the second quarter of 2015, with the third quarter duration at approximately 20 months, while the average yield increased from 6.3%2 at the end of June 30, 2015 to 9.5% on September 30, 2015.

Emerging Market Currency and Debt Market Review

Emerging markets local currency and debt markets were sharply weaker during the third quarter on escalating fears of a hard landing in China following the surprise devaluation of the renminbi. This move led to concerns over the plight of the global economy which sent commodity prices weaker amid a backdrop of uncertainty surrounding the onset of a hiking cycle by the US Federal Reserve.

What Helped and What Hurt LOR

Hungary, Serbia, and Romania all contributed to positive results from security selection in local debt which rallied during the quarter. Meanwhile, avoiding direct currency exposure to Brazil, Malaysia, and Colombia for most of the quarter also helped mitigate sharp losses in those countries.

Conversely, Zambia detracted from performance as the kwacha plummeted during the quarter due to falling copper prices, electricity shortages that have curtailed mining output, and resistance to International Monetary Fund support. Russia declined due to lower oil prices (its main export) despite high yields. All Asian markets detracted during the quarter driven weaker primarily by concerns over global growth (and China, in particular) which has led to a foreign capital exodus amid loose monetary policy.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of September 30, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns* Periods Ended September 30, 2015 (unaudited)

	One	Five	Ten
	Year	Years	Years
Market Price	-31.27%	0.22%	3.46%
Net Asset Value	-21.15%	2.85%	3.57%
MSCI ACWI Index	-6.66%	6.82%	4.58%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings September 30, 2015 (unaudited)

		Percentage of
Security	Value	Net Assets
PacWest Bancorp	$2,849,048	3.7%
Kinder Morgan, Inc.	2,414,277	3.2
Cisco Systems, Inc.	2,312,415	3.0
Blackstone Mortgage Trust, Inc., Class A	2,301,091	3.0
ConocoPhillips	2,296,613	3.0
Siliconware Precision Industries Co., Ltd.	2,201,054	2.9
Bezeq The Israeli Telecommunication Corp., Ltd.	2,181,605	2.9
Taiwan Semiconductor Manufacturing Co., Ltd.
Sponsored ADR	1,993,764	2.6
Total SA	1,784,693	2.3
Vivendi SA	1,641,810	2.2

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

September 30, 2015 (unaudited)

Description	Shares	Value
Common Stocks—100.8%

Australia—3.2%
Asaleo Care, Ltd.	720,749	$908,027
DUET Group	562,671	854,430
Spotless Group Holdings, Ltd.	430,548	655,132
		2,417,589

Austria—1.1%
UNIQA Insurance Group AG	100,515	870,533

Brazil—3.2%
Ambev SA	164,600	806,289
Banco do Brasil SA	175,717	673,704
Grendene SA	127,900	568,767
Natura Cosmeticos SA	74,600	366,931
		2,415,691

Canada—1.2%
Alaris Royalty Corp.	45,900	927,287

China—5.8%
Agricultural Bank of China, Ltd.,
Class H	4,174,000	1,580,991
China Construction Bank Corp.,
Class H	2,035,180	1,363,260
China Shenhua Energy Co., Ltd.,
Class H	300,500	463,048
Huaneng Power International, Inc.
Class H	528,000	574,284
Industrial & Commercial Bank of
China, Ltd., Class H	680,440	394,491
		4,376,074

France—8.2%
AXA SA	56,873	1,380,714
Rexel SA	55,726	685,267
Societe Television Francaise 1	54,258	763,118
Total SA	39,585	1,784,693
Vivendi SA	69,348	1,641,810
		6,255,602
Germany—1.7%
RTL Group SA	14,780	1,272,291

Hong Kong—0.9%
BOC Hong Kong Holdings, Ltd.	239,500	706,916

Ireland—1.0%
Seagate Technology PLC	17,271	773,741

Israel—2.9%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,140,481	2,181,605

Italy—2.5%
Eni SpA	68,699	1,080,934
Snam SpA	162,935	838,498
		1,919,432

Japan—0.8%
Yumeshin Holdings Co., Ltd.	103,600	615,378

Macau—1.8%
Sands China, Ltd.	462,400	1,403,368

Mexico—1.1%
Fibra Uno Administracion SA de CV REIT	394,200	814,055

Norway—1.5%
Telenor ASA	62,128	1,162,178

Russia—1.1%
Mobile TeleSystems PJSC
Sponsored ADR	120,680	871,310

South Africa—1.9%
Vodacom Group, Ltd.	144,047	1,431,653

Sweden—1.8%
Swedbank AB, A Shares	60,167	1,330,748

Switzerland—1.4%
Cembra Money Bank AG	18,093	1,070,570

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2015 (unaudited)

Description	Shares	Value
Taiwan—8.6%
Chicony Electronics Co., Ltd.	267,330	$618,298
Hon Hai Precision Industry Co., Ltd.	313,950	821,202
Radiant Opto-Electronics Corp.	284,660	887,933
Siliconware Precision Industries
Co., Ltd.	1,773,000	2,201,054
Taiwan Semiconductor Manufacturing
Co., Ltd. Sponsored ADR	96,085	1,993,764
		6,522,251

Thailand—1.6%
Krung Thai Bank Public Co. Ltd. NVDR	1,473,800	695,148
Pruksa Real Estate Public Co. Ltd. (a)	660,600	523,275
		1,218,423

United Kingdom—8.1%
Amec Foster Wheeler PLC	58,245	632,898
Anglo American PLC	116,298	972,912
Infinis Energy PLC	434,507	884,932
Pearson PLC	53,965	922,320
Pennon Group PLC	34,681	408,534
UBM PLC	139,580	1,027,804
Vodafone Group PLC	417,422	1,319,904
		6,169,304

United States—39.4%
Artisan Partners Asset Management,
Inc., Class A	30,224	1,064,792
Blackstone Mortgage Trust, Inc.,
Class A	83,859	2,301,091
CBL & Associates Properties, Inc. REIT	44,185	607,544
Cisco Systems, Inc.	88,092	2,312,415
ConocoPhillips	47,886	2,296,613
Eaton Corp. PLC	14,400	738,720
International Business Machines Corp.	6,150	891,566
International Paper Co.	24,157	912,893
Kinder Morgan, Inc.	87,221	2,414,277
Kohl’s Corp.	21,984	1,018,079
LaSalle Hotel Properties REIT	50,231	1,426,058
Lexington Realty Trust REIT	84,936	687,982
Maxim Integrated Products, Inc.	48,641	1,624,609
Medical Properties Trust, Inc. REIT	41,785	462,142
PacWest Bancorp	66,551	2,849,048
Pattern Energy Group, Inc.	42,977	820,431
People’s United Financial, Inc.	91,070	1,432,531
Pfizer, Inc.	42,842	1,345,667
QUALCOMM, Inc.	19,488	1,047,090
The Procter & Gamble Co.	19,776	1,422,686
Tronox, Ltd., Class A	8,475	37,036
Verizon Communications, Inc.	17,540	763,165
Viacom, Inc., Class B	21,429	924,661
WP Glimcher, Inc. REIT	51,400	599,324
		30,000,420

Total Common Stocks
(Identified cost $95,562,855)		76,726,419

Preferred Stocks—1.6%

United States—1.6%
Capital One Financial Corp., Series B	19,596	485,197
JPMorgan Chase & Co., Series P	14,279	343,838
Regions Financial Corp., Series A	16,084	409,177

Total Preferred Stocks
(Identified cost $1,122,644)		1,238,212

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2015 (unaudited)

	Principal
	Amount
Description	(000) (b)	Value
Foreign Government
Obligations—10.9%

Brazil—0.6%
Brazil NTN-B:
6.00%, 08/15/16	273	$184,809
6.00%, 08/15/18	460	302,215
		487,024

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	188,000	61,067

Hungary—2.5%
Hungary Government Bonds:
4.00%, 04/25/18	198,000	751,397
7.50%, 11/12/20	257,210	1,138,294
		1,889,691

Indonesia—0.8%
Indonesia Government Bond,
7.875%, 04/15/19	9,937,000	649,466

Mexico—3.4%
Mexican Bonos:
4.75%, 06/14/18	8,700	516,544
6.50%, 06/10/21	15,800	978,692
Mexican Udibonos,
2.50%, 12/10/20	17,788	1,066,538
		2,561,774

Romania—0.6%
Romania Government Bonds:
5.85%, 04/26/23	1,150	337,651
5.80%, 07/26/27	380	111,501
		449,152

Serbia—1.0%
Serbia Treasury Bonds:
10.00%, 03/20/21	33,930	350,311
10.00%, 06/05/21	42,530	440,471
		790,782
South Africa—0.9%
Republic of South Africa:
8.00%, 12/21/18	1,849	134,821
7.25%, 01/15/20	7,480	526,859
		661,680

Uganda—0.4%
Uganda Government Bond,
12.875%, 05/19/16	742,700	192,337
Uganda Treasury Bill,
0.00%, 10/29/15	528,900	141,930
		334,267

Uruguay—0.3%
Republica Orient Uruguay,
5.00%, 09/14/18	6,883	230,593

Zambia—0.3%
Zambia Government Bond,
11.00%, 05/26/20	4,320	233,318

Total Foreign Government
Obligations
(Identified cost $9,602,306)		8,348,814

Description	Shares	Value
Short-Term Investment—6.0%
State Street Institutional Treasury
Money Market Fund
(Identified cost $4,547,452)	4,547,452	$4,547,452

Total Investments—119.3%
(Identified cost $110,835,257) (c), (d)		$90,860,897
Liabilities in Excess of Cash and
Other Assets—(19.3)%		(14,707,132)
Net Assets—100.0%		$76,153,765

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2015 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2015:

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
CLP	BNP	10/22/15	213,412,500	$315,000	$306,051	$—	$8,949
CLP	BNP	11/24/15	735,295,050	1,071,000	1,051,174	—	19,826
CNH	HSB	04/14/16	4,673,978	728,000	720,817	—	7,183
CNY	HSB	11/30/15	6,622,368	1,015,000	1,037,399	22,399	—
DOP	CIT	10/07/15	21,267,180	456,084	468,521	12,437	—
DOP	CIT	11/06/15	21,894,000	479,501	480,953	1,452	—
DOP	CIT	11/12/15	7,787,700	169,778	170,891	1,113	—
DOP	CIT	12/11/15	7,269,150	158,785	158,660	—	125
DOP	CIT	06/30/16	10,975,140	228,554	229,827	1,273	—
EGP	BNP	10/07/15	1,469,100	177,000	186,033	9,033	—
EGP	BNP	10/08/15	1,452,500	175,000	183,620	8,620	—
EGP	BNP	12/14/15	1,999,870	227,000	232,247	5,247	—
EGP	BNP	03/08/16	2,086,100	230,000	225,652	—	4,348
EUR	CIT	10/26/15	406,323	466,268	454,188	—	12,080
EUR	CIT	01/13/16	408,984	450,925	457,864	6,939	—
EUR	JPM	11/04/15	290,000	324,843	324,207	—	636
EUR	JPM	11/04/15	475,000	535,871	531,029	—	4,842
HUF	JPM	10/13/15	21,006,268	74,644	74,861	217	—
HUF	JPM	10/13/15	114,369,029	406,393	407,583	1,190	—
IDR	JPM	03/24/16	11,514,360,000	816,622	737,412	—	79,210
INR	JPM	04/25/16	73,859,280	1,108,000	1,086,380	—	21,620
INR	JPM	07/13/16	45,474,240	672,000	660,110	—	11,890
INR	SCB	11/13/15	18,039,140	269,000	272,889	3,889	—
JPY	CIT	10/01/15	52,822,073	440,394	440,313	—	81
JPY	UBS	10/01/15	43,448,347	359,048	362,176	3,128	—
KRW	CIT	10/15/15	1,183,765,230	993,000	998,235	5,235	—
KZT	CIT	12/02/15	58,032,000	205,933	204,011	—	1,922
KZT	CIT	06/06/16	64,496,000	232,000	208,396	—	23,604
KZT	JPM	10/01/15	58,032,000	234,000	213,388	—	20,612
KZT	JPM	03/03/16	60,116,000	226,000	202,426	—	23,574
KZT	JPM	06/06/16	64,496,000	232,000	208,396	—	23,604
PHP	SCB	11/25/15	36,378,000	774,000	775,635	1,635	—
PLN	JPM	11/04/15	2,953,476	782,720	776,413	—	6,307
RUB	UBS	10/09/15	5,301,835	77,000	80,981	3,981	—
RUB	UBS	10/09/15	52,935,680	896,000	808,542	—	87,458
RUB	UBS	12/03/15	23,994,000	344,000	360,228	16,228	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2015 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2015 (concluded):

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
TRY	JPM	10/08/15	1,275,692	$462,191	$420,739	$—	$41,452
TRY	JPM	11/04/15	1,701,800	573,055	556,580	—	16,475
TRY	JPM	11/04/15	2,322,619	782,106	759,621	—	22,485
TRY	JPM	11/05/15	2,491,519	876,000	814,612	—	61,388
TRY	JPM	12/03/15	1,136,651	371,000	368,494	—	2,506
TRY	JPM	12/03/15	1,175,402	389,000	381,057	—	7,943
TRY	JPM	12/03/15	1,224,653	402,000	397,024	—	4,976
UGX	SCB	10/19/15	492,878,000	132,316	132,614	298	—
UYU	HSB	10/05/15	20,710,998	714,000	711,392	—	2,608
ZAR	JPM	11/04/15	5,378,393	396,000	385,905	—	10,095
ZAR	JPM	11/04/15	10,784,678	811,000	773,812	—	37,188
ZMW	BRC	02/23/16	1,517,122	143,395	118,130	—	25,265
ZMW	BRC	02/23/16	2,121,840	252,000	165,216	—	86,784
Total Forward Currency Purchase Contracts				$22,655,426	$22,082,704	$104,314	$677,036

Forward Currency Sale Contracts open at September 30, 2015:

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
BRL	CIT	02/18/16	704,363	$225,000	$169,703	$55,297	$—
BRL	CIT	09/21/16	1,506,843	351,000	342,950	8,050	—
CLP	BNP	10/22/15	277,505,500	398,000	397,966	34	—
CNH	SCB	04/14/16	4,673,978	706,146	720,817	—	14,671
COP	SCB	10/23/15	144,576,000	48,048	46,712	1,336	—
EGP	BNP	10/07/15	1,469,100	180,924	186,033	—	5,109
EGP	CIT	10/08/15	1,452,500	178,877	183,620	—	4,743
EUR	JPM	10/26/15	312,501	353,048	349,314	3,734	—
EUR	JPM	10/26/15	2,407,274	2,663,855	2,690,851	—	26,996
EUR	JPM	11/04/15	508,000	573,055	567,922	5,133	—
EUR	JPM	11/04/15	689,000	782,106	770,272	11,834	—
EUR	JPM	11/04/15	696,000	782,720	778,098	4,622	—
HUF	JPM	10/13/15	212,857,920	756,075	758,571	—	2,496
JPY	SCB	11/18/15	84,375,986	679,334	703,736	—	24,402
JPY	UBS	10/01/15	96,270,420	779,853	802,488	—	22,635
JPY	UBS	11/18/15	43,448,347	359,264	362,380	—	3,116
KZT	CIT	10/01/15	58,032,000	212,961	213,388	—	427
MXN	BRC	10/23/15	1,140,967	67,517	67,377	140	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

September 30, 2015 (unaudited)

Forward Currency Sale Contracts open at September 30, 2015 (concluded):

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
MXN	JPM	10/23/15	17,884,074	$1,059,000	$1,056,107	$2,893	$—
RON	JPM	10/08/15	1,560,747	391,437	394,697	—	3,260
RSD	CIT	01/13/16	30,105,700	281,756	276,816	4,940	—
RSD	CIT	01/13/16	50,673,091	450,925	465,929	—	15,004
TRY	JPM	10/08/15	1,275,692	454,728	420,739	33,989	—
TRY	JPM	11/04/15	996,049	324,843	325,761	—	918
TRY	JPM	11/04/15	1,646,635	535,871	538,538	—	2,667
TRY	JPM	11/05/15	2,491,519	863,103	814,612	48,491	—
UGX	SCB	10/19/15	554,860,000	149,558	149,291	267	—
UYU	CIT	10/05/15	13,871,718	477,183	476,473	710	—
UYU	JPM	10/05/15	6,839,280	236,000	234,919	1,081	—
ZAR	CIT	11/04/15	2,344,843	172,575	168,245	4,330	—
ZAR	CIT	11/04/15	7,425,787	557,904	532,808	25,096	—
ZAR	JPM	11/04/15	10,447,712	737,000	749,634	—	12,634
Total Forward Currency Sale Contracts				$16,789,666	$16,716,767	211,977	139,078
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$316,291	$816,114

Currency Abbreviations:
BRL	—	Brazilian Real	KZT	—	Kazakhstan Tenge
CLP	—	Chilean Peso	MXN	—	Mexican New Peso
CNH	—	Yuan Renminbi	PHP	—	Philippine Peso
CNY	—	Chinese Renminbi	PLN	—	Polish Zloty
COP	—	Colombian Peso	RON	—	New Romanian Leu
DOP	—	Dominican Republic Peso	RSD	—	Serbian Dinar
EGP	—	Egyptian Pound	RUB	—	Russian Ruble
EUR	—	Euro	TRY	—	New Turkish Lira
HUF	—	Hungarian Forint	UGX	—	Ugandan Shilling
IDR	—	Indonesian Rupiah	UYU	—	Uruguayan Peso
INR	—	Indian Rupee	ZAR	—	South African Rand
JPY	—	Japanese Yen	ZMW	—	Zambian Kwacha
KRW	—	South Korean Won

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

September 30, 2015 (unaudited)

(a)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy.

(b)	Principal amount denominated in respective country’s currency.

(c)	For federal income tax purposes, the aggregate cost was $110,835,257, aggregate gross unrealized appreciation was $718,182, aggregate gross unrealized depreciation was $20,692,542, and the net unrealized depreciation was $19,974,360.

(d)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NVDR	—	Non-Voting Depository Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Portfolio holdings by industry* (as a percentage of net assets):
Alcohol & Tobacco	1.1%
Banking	16.4
Chemicals	0.1
Commercial Services	1.7
Construction & Engineering	0.8
Electric	4.1
Energy Exploration & Production	3.0
Energy Integrated	4.4
Energy Services	4.0
Financial Services	3.7
Forest & Paper Products	1.2
Gas Utilities	1.1
Household & Personal Products	3.5
Housing	0.7
Insurance	2.9
Leisure & Entertainment	8.3
Manufacturing	1.0
Metals & Mining	1.3
Pharmaceutical & Biotechnology	1.8
Real Estate	9.1
Retail	2.1
Semiconductors & Components	8.8
Technology Hardware	8.5
Telecommunications	12.3
Water	0.5
Subtotal	102.4
Foreign Government Obligations	10.9
Short-Term Investment	6.0
Total Investments	119.3%

*	Industry classifications may be different than those used for compliance monitoring purposes.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (continued)

September 30, 2015 (unaudited)

Valuation of Investments:

NAV per share for the Fund is determined on each day the NYSE is open for business, generally as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time, the “Regular Closing Time”). When trading on the NYSE is unexpectedly closed prior to the Regular Closing Time, or an earlier scheduled close (such as on certain days around holidays when the NYSE is scheduled to close before 4:00 p.m.), and remains closed through the time of the Regular Closing Time (or an earlier scheduled close), the NAV of the Fund may nonetheless be calculated as of the Regular Closing Time (or an earlier scheduled close) if, in the judgment of the Investment Manager, there is sufficient trading in other markets between the unexpected close and the Regular Closing Time (or an earlier scheduled close) for securities for which the NYSE is usually considered the primary market. NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (continued)

September 30, 2015 (unaudited)

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (concluded)

September 30, 2015 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2015:

	Unadjusted
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	September 30, 2015
Assets:
Common Stocks*
Taiwan	$1,993,764	$4,528,487	$—	$6,522,251
Other	35,802,504	34,401,664	—	70,204,168
Preferred Stocks*	1,238,212	—	—	1,238,212
Foreign Government Obligations*	—	8,348,814	—	8,348,814
Short-Term Investment	4,547,452	—	—	4,547,452
Other Financial Instruments**
Forward Currency Contracts	—	316,291	—	316,291
Total	$43,581,932	$47,595,256	$—	$91,177,188
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(816,114)	$—	$(816,114)

*	Please refer to Portfolio of Investments (page 7 through 9) and Notes to Portfolio of Investments (page 13) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The common stock to which footnote (a) applies is included in Level 2 and was valued based on reference to a similar security which was trading on an active market. In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities, certain equity securities (but not securities valued based on reference to a similar security trading on an active market) can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. At September 30, 2015, securities valued at $4,206,737 were transferred from Level 2 to Level 1. There were no other transfers into or out of Levels 1, 2 or 3 during the period ended September 30, 2015.

For further information regarding security characteristics see Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

	Position(s)	Principal Occupation(s) and Other Public Company
Name (Age)	with the Fund(1)	Directorships Held During the Past Five Years
Board of Directors:

Class I — Directors with Term Expiring in 2016
Independent Director:

Robert M. Solmson (68)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)
Interested Director(2):
Charles L. Carroll (55)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2017
Independent Directors:

Kenneth S. Davidson (70)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)
Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Office of Council to the President, The White House, Associate Counsel to the President (2009)

Class III – Directors with Term Expiring in 2018 Independent Directors:

Franci J. Blassberg (62)	Director	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)
Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Richard Reiss, Jr. (71)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

	Position(s)	Principal Occupation(s) and Other Public Company
Name (Age)	with the Fund(1)	Directorships Held During the Past Five Years
Interested Director(2):

Ashish Bhutani (55)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	Each Director also serves as a director of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds,” currently comprised of 41 active investment portfolios). All of the Independent Directors are also board members of Lazard Alternative Emerging Markets 1099 Fund (the “1099 Fund”), a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(2)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During the Past Five Years
Officers(2):

Nathan A. Paul (42)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (57)	Treasurer	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer	Director and Chief Compliance Officer of the Investment Manager (since September 2014)
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds. Messrs. Paul and Anderson and Ms. Goldstein serve as officers of the 1099 Fund.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 30170
College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte  & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of
stockholders of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza •
New York, NY 10112 • www.lazardnet.com